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                       SUPPLEMENT DATED FEBRUARY 17, 1999
                              TO THE PROSPECTUS OF

                      TEMPLETON CAPITAL ACCUMULATION PLANS
                              dated January 1, 1999

The prospectus is amended as follows:

I. In the section "Plan Highlights," the sixth and eighth bullet points are replaced with the following, respectively:

          Unless you terminate your Plan, you will make a total of 180 monthly investments. Once you have made 180 investments, you may participate in the Systematic Withdrawal Program. This Program allows you to receive regular cash payments from your account of $50 or more monthly, quarterly, semiannually or annually.

          Upon completion of your 180 monthly investments you may continue to make an additional 120 investments. You may not make more than 120 additional investments or make more than a total of 300 monthly investments.

II. The charts on pages 6 and 7 titled "A Typical $100 Per Month Investment Plan" and "Hypothetical $100 per Month Investment Plan" are replaced with the following, respectively:


                    A TYPICAL $100 PER MONTH INVESTMENT PLAN

                                                    AT THE END OF          AT THE END OF         AT THE END OF
                               INVESTMENT             6 MONTHS                  1 YEAR              2 YEARS
                                 AMOUNT            (6 INVESTMENTS)        (12 INVESTMENTS)       (24 INVESTMENTS)
                           ---------------------  ---------------------  --------------------- ------------------
                                         % OF                    % OF                % OF                   % OF
                                         TOTAL                  TOTAL                TOTAL                  TOTAL
                           AGGREGATE     INVEST-  AGGREGATE     INVEST- AGGREGATE    INVEST-  AGGREGATE     INVEST-
                             AMOUNT      MENTS      AMOUNT      MENTS     AMOUNT     MENTS      AMOUNT      MENTS
                          -----------------------------------------------------------------------------------------
180 INVESTMENTS
Total Investments...      $18,000.00     100%        $600       100%     $1,200       100%    $2,400.00      100%
Deduct:
   Sales Charge.....      $ 1,619.76       9%        $300        50%     $  600        50%    $  672.84       28%
Net Amount Invested
   Under Plan.......      $16,380.24      91%        $300        50%     $  600        50%    $1,727.16       72%

300 INVESTMENTS
Total Investments...      $30,000.00     100%        $600       100%     $1,200       100%    $2,400.00      100%
Deduct:
   Sales Charge.....      $ 2,348.16     7.8%        $300        50%     $  600        50%    $  672.84       28%
Net Amount Invested
   Under Plan.......      $27,651.84    92.2%        $300        50%     $  600        50%    $1,727.16       72%

NOTE: After the first 12 monthly investments have been made, the Sales Charges deducted from any subsequent monthly investment will not exceed 6.1% of your net investment in fund shares.


                   HYPOTHETICAL $100 PER MONTH INVESTMENT PLAN
             AMOUNT OF PAYMENT                  AMOUNT INVESTED
                                                                                 SHARES
                                                                                PURCHASED                 TOTAL
   FISCAL       DURING                          DURING                           THROUGH       TOTAL       VALUE
   PERIOD       FISCAL    CUMULA-     SALES     FISCAL    CUMULA-      SHARES    REINVEST-    SHARES        OF
   ENDED        PERIOD      TIVE   CHARGES(A)   PERIOD      TIVE     PURCHASED     MENT      PURCHASED    SHARES
----------------------------------------------------------------------------------------------------------------
08/31/91(b)       $600     $600      $300.00     $300.00    $300.00      29.509    -           29.509     $307.49
08/31/92         1,200     1,800      336.42      863.58   1,163.58      79.279    0.661      109.449    1,198.47
08/31/93         1,200     3,000       72.84    1,127.16   2,290.74      95.976    3.367      208.792    2,872.99
08/31/94          1,200    4,200       72.84    1,127.16   3,417.90      75.063    4.932      288.787    4,681.25
08/31/95         1,200     5,400       72.84    1,127.16   4,545.06      67.517   15.261      371.565    5,922.76
08/31/96(c)      1,200     6,600       72.84    1,127.16   5,672.22      97.452    8.606      892.286    8,101.95
08/31/97         1,200     7,800       72.84    1,127.16   6,799.38     111.852   31.753    1,035.891   11,363.73
08/31/98         1,200     9,000       72.84    1,127.16   7,926.54     101.874   45.145    1,182.910   11,462.40

(a) Under the terms of this plan, out of a monthly investment of $100.00 made during the first year, $50.00 is deducted as a sales charge.
(b) Period from March 29, 1991 (commencement of operations) through August 31, 1991.
(c) Includes the effect of a 2 for 1 split of fund shares on March 27, 1996.


III. In the section "Making Investments Ahead of Schedule" found under "Services to Help You Manage Your Plan," the first paragraph is replaced with the following: Your Plan calls for 180 monthly investments. You may complete your Plan ahead of schedule by making investments before their due date, but you may not make more than 24 monthly investments in one calendar year. In addition, you may prepay up to 24 monthly investments at any time during the life of your Plan. Monthly investments may be accrued and paid in a lump sum. You pay the same Sales Charge whether or not you make monthly investments in advance.

IV. In the section "Systematic Withdrawal Plan" found under "Services to Help You Manage Your Plan," the first paragraph is replaced with the following:

         When you complete your 180 investments, you may make regular cash withdrawals under our Systematic Withdrawal Program. Under this program, we will redeem enough of your Plan shares to provide regular cash payments to you of $50 or more on a monthly, quarterly, semiannual or annual basis. To participate in the program, the value of your account must be at least $5,000. There are no charges for withdrawals under our Systematic Withdrawal Program. Except for the $50 minimum, there is no limit on the size of your withdrawals. You may change the amount of your cash withdrawal or discontinue it at any time. Please call the TCAP Dedicated Service Group at 1-888-881-TCAP for information on how to establish a Systematic Withdrawal Program.

                Please keep this supplement for future reference.